SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 1, 2004

WODFI LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI MASTER OWNER TRUST

(Issuer with respect to the Notes)

Delaware

(State or other jurisdiction of incorporation)

333-84579

(Commission File Number)

65-0934017

(IRS Employer Identification No.)

WODFI LLC

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Item 5. Other Events

See attached certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WODFI LLC
(Registrant)

Dated: April 26, 2004	By:	/s/ Victor A. De Jesus
Victor A. De Jesus, Vice President and Chief Financial Officer World Omni Financial Corp. (Duly authorized Officers of the Servicer on behalf of the Trust)

WORLD OMNI FINANCIAL CORP.

WORLD OMNI MASTER OWNER TRUST

SERIES 2003-VFN-A, 2003-VFN-B and 2004-1 SUPPLEMENTS

CERTIFICATE DATE AS OF :	April 15, 2004

Month of: March , 2004
POOL BALANCE:
Pool Balance, beginning of month	$511,947,838.20
Pool Balance, end of month	$532,945,348.65
Pool Balance, average	$523,096,250.42
Required Pool Balance, end of month	$483,414,126.06

Month of: March , 2004
COLLECTIONS & SERIES ALLOCATIONS
Series Allocable Principal Collections
Series 2003-VFN-A	$32,706,718.96
Series 2003-VFN-B	$12,763,597.64
Series 2004-1	$290,245,652.58

$335,715,969.18
Series Allocable Non-Principal Collections
Series 2003-VFN-A	$132,349.83
Series 2003-VFN-B	$51,648.71
Series 2004-1	$1,174,497.59

$1,358,496.13
Series Allocable Miscellaneous Payments
Series 2003-VFN-A	$—
Series 2003-VFN-B	$—
Series 2004-1	$—

$—
Investment Proceeds
Series 2003-VFN-A	$342.33
Series 2003-VFN-B	$133.57
Series 2004-1	$2,981.25

$3,457.15

Month of: March , 2004
CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD
2003-VFN-A	$0.00
2003-VFN-B	$0.00
Series 2004-1	$0.00

First day of: March , 2004
ALLOCATION PERCENTAGES FOR COLLECTION PERIOD
Series Allocation Percentages
Series 2003-VFN-A	9.74%
Series 2003-VFN-B	3.80%
Series 2004-1	86.46%
Floating Allocation Percentages
Series 2003-VFN-A	82.20%
Series 2003-VFN-B	82.20%
Series 2004-1	79.08%
Principal Allocation Percentages
Series 2003-VFN-A	0.00%
Series 2003-VFN-B	0.00%
Series 2004-1	0.00%

Month of: March , 2004
ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES
Series 2003-VFN-A
Series Allocable Principal Collections
Excess Certificateholder Collections:	$1,951,948.62
Noteholder Collections:	$26,886,244.47
Additional Noteholder Collections:	$3,868,525.86

$32,706,718.95
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$7,898.68
Noteholder Collections:	$108,796.91
Additional Noteholder Collections:	$15,654.24

$132,349.83
Series 2003-VFN-B
Series Allocable Principal Collections
Excess Certificateholder Collections:	$761,736.05
Noteholder Collections:	$10,492,192.97
Additional Noteholder Collections:	$1,509,668.63

$12,763,597.65
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$3,082.41
Noteholder Collections:	$42,457.33
Additional Noteholder Collections:	$6,108.97

$51,648.71
Series 2004-1
Series Allocable Principal Collections
Excess Certificateholder Collections:	$17,321,963.81
Noteholder Collections:	$229,516,721.13
Additional Noteholder Collections:	$43,406,967.64

$290,245,652.58
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$70,094.43
Noteholder Collections:	$928,754.08
Additional Noteholder Collections:	$175,649.07

$1,174,497.58

Paid on: April 15, 2004
MONTHLY DISTRIBUTIONS
Principal Distributions to Investors
Series 2003-VFN-A	$—
Series 2003-VFN-B	$—
Series 2004-1	$—

Principal Distributions to Investors - $ per thousand
Series 2003-VFN-A	$0.00000000
Series 2003-VFN-B	$0.00000000
Series 2004-1	$0.00000000

Monthly Interest to Investors
Series 2003-VFN-A	$63,327.85
Series 2003-VFN-B	$24,714.74
Series 2004-1	$349,611.11

Monthly Interest to Investors - $ per thousand
Series 2003-VFN-A	$1.54458177
Series 2003-VFN-B	$1.54467139
Series 2004-1 Class A	$0.99888889

Rated Variable Funding Increased Cost Amounts
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00

Noteholder Monthly Servicing Fee
Series 2003-VFN-A	$34,166.67
Series 2003-VFN-B	$13,333.33
Series 2004-1	$291,666.67

Reserve Fund Deposit Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Paid on: April 15, 2004
MONTHLY DISTRIBUTIONS (Cont.)
Investor Default Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Monthly Dilution Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Noteholder Charge-Off Reversal Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Carry-Over Amount
Series 2004-1	$0.00
Unrated Variable Funding Increased Cost Amounts
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00

Previously waived servicing fee
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Deposits to Principal Funding Account
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Collections Released to Cert. during Collection Period	$335,126,821.43
Excess Distributed to Cert. on Payment Date	$1,174,280.65

Last day of: March , 2004
FUNDED AND INVESTED AMOUNTS:

SERIES 2003-VFN-A SUPPLEMENT
Initial Funded Amount	$200,000,000.00
Incremental Funded Amounts (Cumulative)	$100,000,000.00
Principal Distributed to Investors (Cumulative)	$259,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00

Funded Amount	$41,000,000.00

Series Excess Funding Amount	$0.00
Principal Funding Account Balance	$0.00

Invested Amount	$41,000,000.00

SERIES 2003-VFN-B SUPPLEMENT
Initial Funded Amount	$100,000,000.00
Incremental Funded Amounts (Cumulative)	$25,000,000.00
Principal Distributed to Investors (Cumulative)	$109,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00

Funded Amount	$16,000,000.00
Series Excess Funding Amount	$0.00
Principal Funding Account Balance	$0.00

Invested Amount	$16,000,000.00

SERIES 2004-1 SUPPLEMENT
Initial Invested Amount	$350,000,000.00
Principal Distributed to Investors (Cumulative)	$0.00
Principal Funding Account Balance	$0.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00
Series Excess Funding Amount	$0.00

Invested Amount	$350,000,000.00

As of: April 15, 2004
BALANCES AS OF PAYMENT DATE
Series 2003-VFN-A
Reserve Fund Balance	$205,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance	$41,000,000.00

Series 2003-VFN-B
Reserve Fund Balance	$80,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance	$16,000,000.00

Series 2004-1
Reserve Fund Balance	$1,750,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance, Class A	$350,000,000.00

Last day of: March , 2004
TRUST INCREMENTAL SUBORDINATED AMOUNT
To be used in the following month’s computations.

Pool Total Components of Excess Receivables:
Used Vehicles	$29,295,861.23
Finance Hold Receivables (for Credit Reasons Only)	$0.00
Delayed Payment Program	$1,309,053.00

Pool Limits on Components of Excess Receivables:
Used Vehicles	$133,236,337.16
Finance Hold Receivables	$0.00
Delayed Payment Program	$10,658,906.97

Total Excess Receivables	$0.00

Overconcentration Amount	$25,446,225.26

Ineligible Amount	$0.00

Trust Incremental Subordinated Amount	$25,446,225.26

As of: March 31, 2004
POOL SERIES SUBORDINATED AMOUNTS
Series Incremental Subordinated Amount
Series 2003-VFN-A	$2,261,338.80
Series 2003-VFN-B	$882,473.68
Series 2004-1	$20,067,551.20

Required Subordinated Amount
Series 2003-VFN-A	$5,826,556.20
Series 2003-VFN-B	$2,273,778.03
Series 2004-1	$65,547,777.18

Available Subordinated Amount
Series 2003-VFN-A	$5,826,556.20
Series 2003-VFN-B	$2,273,778.03
Series 2004-1	$65,547,777.18

For Month of: March , 2004
CHARGE OFFS
Defaulted Receivables	$0.00
Investor/Noteholder Defaulted Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Deficiency Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Required Draw Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Investor/Noteholder Charge-Off’s
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

As of: April 15, 2004
INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)
Interest Shortfalls as of Current Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Change in Interest Shortfalls from Previous Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Principal Shortfalls as of Current Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00
Change in Principal Shortfalls from Previous Payment Date
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

As of: April 15, 2004
INTEREST RATE FOR NEXT PAYMENT DATE
Series 2003-VFN-A Estimated	1.3900000%
Series 2003-VFN-B Estimated	1.3800000%
Series 2004-1	1.1700000%

MONTHLY PAYMENT RATE %	Month of: March , 2004
MONTHLY PAYMENT RATE %	64.18%

WORLD OMNI FINANCIAL CORP.

190 Jim Moran Boulevard

Deerfield Beach, Florida 33442

954-429-2000

April 26, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Attn: Filing Desk

Re:	WODFI LLC

Gentlemen:

Enclosed on behalf of WODFI LLC (the “Company”) is one copy, with exhibit, of the Company’s 8-K being filed pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, including Rule 101 of Regulation S-T. This report is for the month ending March 31, 2004, reporting date April 26, 2004.

Sincerely,

/s/ Mark S. Walter
Mark S. Walter
Vice President - Corporate Controller
JM Family Enterprises, Inc.

cc:	PriceWaterhouseCoopers

Aaron Groves - World Omni Financial Corp.